 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

HEALTHIER CHOICES MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3800 N. 28th Way, #1
Hollywood, Florida 33020
(Address of Principal Executive Office) (Zip Code)

(888) 766-5351
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events

Inability to timely file its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 due to circumstances related to COVID-19

Healthier Choices Management Corp. (the “Company”) will be unable to file its Quarterly Report on Form 10-Q by the original deadline of May 15, 2020 due to circumstances related to COVID-19. The Company’s corporate office is located in South Florida which is an area that has hit by the COVID-19 epidemic. As a result of the COVID 19 epidemic, management’s full efforts have been focused on operating its business and evaluating available funding. Further, the Company has been following the recommendations of local health authorities to minimize exposure risk for its team members for the past two months, including the temporary closures of its corporate offices and having team members work remotely. Furthermore, our directors, consultants and our auditors are all working remotely and are also on lockdown in various jurisdictions due to coronavirus.  As a result, the Company’s finance team will be unable to complete the preparation of the Company’s consolidated financial statements and the Form 10-Q until after May 15, 2020, the original filing deadline.

On March 4, 2020, the Securities and Exchange Commission issued an order (Release No. 34-88318) under Section 36 of the Exchange Act granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, as superseded by a subsequent order (Release No. 34-88465) issued on March 25, 2020 (collectively, the “Order”). The Company is relying on the Order to delay the filing of the Quarterly Report and is accordingly furnishing this Current Report on Form 8-K by the Quarterly Report’s prior to the deadline required by the Order. The Company expects to file the Quarterly Report no later than June 29, 2020, 45 days after the original filing deadline.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, employees, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Form 10-K to be filed with the SEC as well as any subsequent filings made by us pursuant to the Exchange Act, each of which is available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHIER CHOICES MANAGEMENT CORP.

Date: May 15, 2020	By:	/s/ Jeffrey Holman
Jeffrey Holman, Chief Executive Officer

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